6. ACQUISITIONS OF BUSINESSES AND TRANSACTIONS WITH NON-CONTROLLING INTERESTS (Tables)	12 Months Ended
Dec. 31, 2017
Acquisitions Of Businesses And Transactions With Non-controlling Interests Tables
Fair value of the identifiable assets and liabilities through acquisition

	FINAL FAIR VALUE AT AUGUST 7, 2015
IN MILLIONS OF	IN EUR	IN USD
Trade receivables	37.4	41.0
Inventories	23.5	25.8
Other current assets	14.0	15.3
Property, plant and equipment	34.7	38.0
Concession rights	165.0	180.9
Other non-current assets	9.1	10.0
Deferred tax assets	3.2	3.5
Trade payables	(45.5)	(49.9)
Financial debt	(0.9)	(1.0)
Other liabilities	(22.0)	(24.2)
Deferred tax liabilities	(46.5)	(50.9)
Fair value of non-controlling interests	(4.8)	(5.2)
Identifiable net assets	167.2	183.3

Hudson’s share in these net assets	167.2	183.3
Goodwill	179.7	197.0
Total purchase price allocated to US and Canada entities	346.9	380.3